UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2009

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor Las Vegas, Nevada		89169
(Address of Principal Executive Offices)		( Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 792-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 16, 2009, Boyd Gaming Corporation (“Boyd Gaming”) delivered a non-binding proposal (“Proposal”) to the Board of Directors of Station Casinos, Inc. (“Station”). The full text of Boyd Gaming’s Proposal delivered to Station is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Boyd Gaming Proposal, dated December 16, 2009

# # #

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding Boyd Gaming’s expectations, goals or intentions regarding the future, including, Boyd Gaming’s Proposal and the forward-looking statements contained therein. These forward-looking statements are subject to business and economic risk and reflect the current expectations of Boyd Gaming, and involve subjects that are inherently uncertain and difficult to predict. Actual results could differ materially from these forward-looking statements because of factors such as: the possibility that Boyd Gaming’s Proposal will not be accepted; the possibility that Station, Station’s lenders and Boyd Gaming will be unable to reach agreement on the terms of a sale of Station assets; failure to achieve approval of the bankruptcy court; and other risks that are inherent for a transaction of this type, including other factors described in Boyd Gaming’s SEC filings. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Boyd Gaming’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the SEC, and in Boyd Gaming’s other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to Boyd Gaming as of the date hereof, and Boyd Gaming assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	Boyd Gaming Corporation

/s/ Josh Hirsberg
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Boyd Gaming Proposal, dated December 16, 2009